Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Tax Status [Line Items]
Income Tax Status	Income Tax Status
The Plan is a non-standardized pre-approved profit sharing plan. The sponsor of the non-standardized pre-approved profit sharing plan document received an opinion letter from the IRS dated November 14, 2022, that the form of the plan is qualified under Section 401 of the IRC. Under IRS rules and regulations, plans using a pre-approved plan document cannot generally submit the plan to the IRS for a favorable determination letter. WSFS, therefore, is relying on the opinion letter as to the Plan's tax qualification, as provided for in Revenue Procedure 2005-16. Once qualified, the Plan is required to operate in conformity with the IRC to maintain its tax-exempt qualification. While the Plan has been amended since the date of the latest determination letter, the Plan Administrator believes the Plan is currently designed and being operated in compliance with the applicable requirements of the IRC and, therefore, believes that the Plan is qualified and the related trust is tax-exempt.
Accounting principles generally accepted in the United States of America require management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has concluded that as of December 31, 2025 and 2024, there are no uncertain tax positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by the IRS and the United States Department of Labor. The Plan Administrator believes that as of the date of this report it is no longer subject to income tax examinations for the years prior to 2022.